[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).
Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.
Exhibit 10.9

AMENDMENT NO. 1
DATED AS OF APRIL 18, 2022
TO THE
PW1100G-JM ENGINE PURCHASE AND SUPPORT AGREEMENT
BY AND BETWEEN
INTERNATIONAL AERO ENGINES, LLC
AND
FRONTIER AIRLINES, INC.
DATED AS OF APRIL 13, 2020

This document does not contain any export regulated technical data.
Frontier FMP Amendment 1 (2022 Apr-7)FINAL

AMENDMENT NO. 1

THIS AMENDMENT NO. 1, dated as of April 18, 2022 (this “Amendment No. 1”), amends that certain PW1100G-JM Engine Purchase and Support Agreement, dated as of April 13, 2020 (the “Agreement”), by and between International Aero Engines, LLC, a Delaware limited liability company which has an office located at 400 Main Street, East Hartford, Connecticut 06118, USA (“IAE”), and Frontier Airlines, Inc., a Delaware corporation which has an office located at 4545 Airport Way, Denver, Colorado, 80239, USA (“Frontier” and, together with IAE, collectively, the “Parties” and each, a “Party”). Capitalized terms used herein and not defined herein shall have the meanings set forth therefor in the Agreement.

WHEREAS:

Frontier has requested, and IAE has agreed to amend the Agreement to amend and restate the Delivery Schedule, including deferrals of the delivery of Firm Aircraft and Firm Spare Engines, add ten (10) Leased Aircraft, and add [***] Spare Engines, as more specifically set forth in this Amendment No. 1 below.

NOW THEREFORE:

In consideration of the terms and conditions and of the mutual covenants herein contained, IAE and Frontier hereby amend the Agreement as follows:

1.The recitals are amended and restated in their entirety as follows:

“Frontier has entered into a binding agreement with Airbus for the purchase of one hundred thirty-four (134) Firm Aircraft;

Frontier desires to lease ten (10) Leased Aircraft, and when such Leased Aircraft are leased they will reduce the permitted number of Leased Aircraft to be added in the future to this Agreement from twenty-six (26) to sixteen (16);

Frontier desires to purchase from IAE [***] Firm Spare Engines;

Frontier also has an option to purchase up to an additional [***] Option Spare Engines;

IAE desires to provide Engines, support and other assistance for the Engines installed on the Firm Aircraft, and sell to Frontier the Firm Spare Engines and, if elected by Frontier, the Option Spare Engines;

IAE LLC Proprietary - Subject to the Restrictions on the Front Page Frontier FMP Amendment 1 (2022-Apr-7)FINAL

Frontier desires to have all off-wing engine maintenance services performed exclusively by IAE under the FMP (as set out in Appendix 5) both for the Engines installed on the Firm Aircraft, and for the Firm Spare Engines;

IAE is willing to become Frontier’s exclusive maintenance provider for such Engines through the FMP; and

IAE and Frontier desire to express herein their complete understanding and agreement in connection with Frontier’s selection of the Engines to power the Firm Aircraft, its purchase of the Firm Spare Engines, and its selection of the FMP for all off-wing Engine maintenance services for the Firm Spare Engines and the Engines that power the Firm Aircraft.”

2.Section 3.6 is amended and restated in its entirety as follows:
“3.6    [***] Credit
In addition, to assist Frontier with [***], IAE will credit Frontier’s account with IAE in the fixed amount of [***] (the “[***] Credit”). [***]. The [***] Credit may be used by Frontier to [***]. Notwithstanding the foregoing, Frontier may also use all or a portion of such [***] Credit towards [***]

3.The definition of “Firm Spare Engines” in Appendix 1 is amended and restated to read as follows:

“‘Firm Spare Engines’ means the [***] new firm-ordered spare engines identified in the Delivery Schedule as “Firm Spare Engines” to be delivered to Frontier in accordance with the Delivery Schedule and any of the Option Spare Engines when Frontier has notified IAE of its confirmation to purchase such Option Spare Engines in accordance with the definition of “Option Spare Engines.””

4.Appendix 1 is amended to insert the following new definition in appropriate alphabetical order:

IAE LLC Proprietary - Subject to the Restrictions on the Front Page Frontier FMP Amendment 1 (2022-Apr-7)FINAL

“‘Leased Aircraft’, individually or collectively, means the ten (10) new leased PW1100G-JM engine-powered A321neo fleet growth aircraft leased by Frontier from third parties and identified in the Delivery Schedule included in Appendix 2, which (i) are contemplated in the first paragraph of Section 13.3 of Appendix 5, (ii) are to be delivered to Frontier in accordance with the Delivery Schedule, and (iii) upon delivery to Frontier, the PW1133GA-JM engines installed thereon shall be considered FMP Engines for all purposes of the FMP.”

5.Appendix 2 of the Agreement is hereby deleted in its entirety and replaced with the new Appendix 2 provided as Attachment 1 to this Amendment No. 1.

6.The date in the first sentence of the second paragraph of Section 6.5 of Appendix 5 is deleted and replaced with [***].

7.Section 6.7.5(b) of Appendix 5 is amended and restated in its entirety as follows:

“b. [***]”

8.New Section 6.7.5(f) is hereby added to Appendix 5 as follows:
“f.    [***]

IAE LLC Proprietary - Subject to the Restrictions on the Front Page Frontier FMP Amendment 1 (2022-Apr-7)FINAL

9.[***]

The terms and provisions and attachments contained in this Amendment No. 1 constitute the entire agreement between the Parties with respect to the matters herein described and supersede all prior understandings and agreements of the Parties with respect thereto. No amendment or modification of this Amendment No. 1 shall be binding upon either Party unless set forth in a written instrument executed by both Parties.

Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Agreement. The Parties hereby agree and acknowledge that there has been full and adequate consideration for the mutual promises contained herein. The terms and conditions of the Agreement are incorporated herein by reference. Except as expressly amended hereby, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.

This Amendment No. 1 is available for the Parties’ consideration until [***]. If the foregoing is acceptable to Frontier, please indicate such acceptance by having an authorized official of Frontier sign in the designated space below and return via email to [***]. After acceptance by IAE, IAE will return an electronic copy of the fully executed Amendment No. 1 to Frontier. The Parties agree that facsimile, electronic, or PDF signatures will be deemed to be of the same force and effect as documents signed with a wet ink signature.

This Amendment No. 1 may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which when taken together shall constitute the same instrument.

Upon acceptance by IAE, as evidenced by execution of the signature block below, this document will become an enforceable amendment to the contract.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to be duly executed as of the date first entered above and deem that it is executed in the State of Connecticut.

IAE LLC Proprietary - Subject to the Restrictions on the Front Page Frontier FMP Amendment 1 (2022-Apr-7)FINAL

FRONTIER AIRLINES, INC.

By: /s/ Howard Diamond

Name: Howard Diamond

Title: General Counsel & Secretary

INTERNATIONAL AERO ENGINES, LLC

By: /s/ Nicholas Tomassetti

Name: Nicholas Tomassetti

Title: Vice President, Americas Customer Business

IAE LLC Proprietary - Subject to the Restrictions on the Front Page Frontier FMP Amendment 1 (2022-Apr-7)FINAL

ATTACHMENT 1

“APPENDIX 2

PW1100G-JM ENGINE PURCHASE AND SUPPORT AGREEMENT
DELIVERY SCHEDULE*

IAE LLC Proprietary - Subject to the Restrictions on the Front Page Frontier FMP Amendment 1 (2022-Apr-7)FINAL

ATTACHMENT 2

“ATTACHMENT 12

TO THE FLEET MANAGEMENT PROGRAM
[***]
[See following page]

IAE LLC Proprietary - Subject to the Restrictions on the Front Page Frontier FMP Amendment 1 (2022-Apr-7)FINAL

This document does not contain any export regulated technical data.
Frontier FMP Amendment 1 (2022-Apr-7)FINAL